Acquisition Overview January 9, 2011 1 Exhibit 99.2

Safe Harbor
During the course of this presentation, we may provide projections or other forward-looking statements regarding future events and/or future financial performance. We wish to caution you that you should not place undue reliance on such forward-looking statements because they are just projections.  Actual events or results may differ materially due to risks, uncertainties, and other factors, including, but not limited to: the successful execution of the Company’s strategic initiatives, business integration and operating plans, and marketing strategies; the timing and extent of market acceptance of products and services; and general economic, industry, and market sector conditions. We refer you to the documents InfoSpace files from time to time with the Securities and Exchange Commission, and in
particular the risk factors identified in InfoSpace's most recent
Quarterly Report on Form 10-Q.

TaxACT

TaxACT
Deluxe Edition
TaxACT
Business Edition
TaxACT
Preparer's Edition

infospace

Introducing… 3

Transaction Overview
•
InfoSpace has agreed to acquire TaxACT for $287.5M in cash
•
Transaction represents an attractive return on shareholder capital
•
Anticipating debt financing of roughly $95M at the TaxACT subsidiary level, leaving InfoSpace with an estimated excess of $90M of cash at closing
•
Expected to close in the first quarter of 2012
TaxACT
(millions)
Implied
Multiple
Enterprise Value /
Revenues
$78.1 3.7x
Enterprise Value /
Adjusted EBITDA
$37.8 7.6x
Enterprise Value /
Unlevered Free Cash
Flow
$37.3 7.7x
Deal Summary
(Twelve months ending Sept. 30, 2011)
Sources
Cash from Parent $200.0
Senior Secured Subsidiary Debt 90.0
Revolver (drawn at close) 3.0
$293.0
Uses
Cash Consideration $287.5
Transaction Expenses 5.5
$ 293.0
Sources and Uses
($ in millions)

Investment Highlights 5 Significant, Positive Step Forward for InfoSpace Shareholders Large, Growing Market TaxACT Well Positioned Track Record of Execution Financial Return

Investment Highlights
•
Enduring category
•
Digital shift in its early stages
•
Evolving consumer needs and preferences
•
Shifting provider landscape
•
Enduring category
•
Digital shift in its early stages
•
Evolving consumer needs and preferences
•
Shifting provider landscape

Large,
Growing
Market
TaxACT Well
Positioned
Track Record of
Execution
Financial Return

•
Total tax year 2010 U.S. individual federal tax returns of ~ 140 million;
expected to grow at roughly 1%-2% per year
•
Digital do-it-yourself (‘DDIY’) tax preparation supplementing ‘paper & pencil’
and professional preparation
•
Internet has increasingly become the preferred DIY platform
•
Approximately 30 million filers prepared taxes using an online solution in
2010, up from 17 million in 2007

Digital Shift Underway in Tax Preparation
“DDIY” Proportion of Total IRS Returns
(12% - 9 Year CAGR)
12%
14%
15%
18%
21%
22%
23%
26%
29%
33%
2002 2003 2004 2005 2006 2007 2008 2009 2010 2011

Market Supported by Demographic Trends
•
Online tax preparation market expected to grow at ~10% + annually over the next few years, fueled by demographic shifts in the base of taxpayers
•
Online tax preparation providers are best positioned to meet evolving consumer needs and preferences

*Data sourced from a proprietary survey conducted by a professional, third party market research firm; Digital age defined by people born after 1971
Growth of “Digital Age” as % of Filing Population* in US (1995-2015)
% of US “Filing Age” Population (18+ Years)
= =  Estimated = =
Digital Age 13%
Digital Age 22%
Digital Age 32%
Digital Age 40%
Digital Age 47%
Other Filing Age
87%
Other Filing Age
78%
Other Filing Age
68%
Other Filing Age
60%
Other Filing Age
53%
1995 2000 2005 2010 2015

Investment Highlights
•
Competitive market position
•
Leading brand and value based-positioning
•
Loyal growing customer base
•
Competitive market position
•
Leading brand and value based-positioning
•
Loyal growing customer base

Large, Growing
Market
TaxACT Well
Positioned
Track Record of
Execution
Financial Return

Consumer Value Proposition

•
Net promoter score that compares favorably with
leading global consumer brands
•
Recognized for ease of use, accessibility & reliability
•
Over 90% of taxpayers are paying more to file their
taxes than TaxAct charges
•
Compare TaxAct’s average $13/filing with:
o
H&R Block online: ~ $33
o
TurboTax: ~ $54
o
Tax Stores: ~ $180
o
Professional Accountant: ~ $225
•
TaxACT is solidly profitable
•
Advantageously positioned for future investment
(product enhancements, customer acquisition)
Well established brand, favorably positioned against
identified market trends.
Brand
Acceptance
Superior
Value
Financial
Strength

TaxACT NPS in Context
Net Promoter Score Ranges and Leaders by Industry (US)
Source: Satmetrix 2011 Net Promoter Benchmark Study of
U.S. Consumers; Bain analysis

-20% 0 20% 40% 60% 80%
Industry
Airlines
Auto Insurance
Banking
Brokerage and investments
Cable and satellite TV
Cellular phone service
Computer hardware
Consumer software
Credit cards
Dept., wholesale, specialty stores
Grocery and supermarkets
Health insurance
Homeowners insurance
Internet service
Life insurance
Online search and information
Online shopping
Quick-service restaurants
Leader
JetBlue/SWA
USAA
USAA
Vanguard
Verizon
MetroPCS
Apple
Symantec
AMEX
Costco
Trader Joe’s
Kaiser Permanente
USAA
Verizon
State Farm
Google/Facebook
Amazon.com
Chick-fil-A
TaxACT NPS
Among the Highest
Average
Score

TaxACT

TaxACT Free Edition

TaxACT Deluxe

TaxACT Preparer's Edition

infospace

Product Leadership
“Deluxe” - $9.95; Enhanced feature set, including
additional reports, “life event” interviews and in depth help content
“State” - $14.95 for Free Federal customers; $8 for Deluxe
Consumer Paid
“Professional” - $119 to $619
•
•
Professional
“Free Federal for Everyone”
•
Full-featured, individual federal tax preparation
•
No-risk, no obligation solution
Consumer Free
Offerings

Toolkit for professional tax preparers includes client
organizers, invoicing, client letters, client manager, and
tax planning tools
Individual, partnership and corporate returns
“Other” - includes bundles , data archive services, refund
payment transfers, stored value card solutions, phone
support

Investment Highlights
•
In-market expertise & leadership in tax preparation
•
Dedicated, industry leading management team
•
Legacy of growth and profitability
•
In-market expertise & leadership in tax preparation
•
Dedicated, industry leading management team
•
Legacy of growth and profitability

Large, Growing
Market
TaxACT Well
Positioned
Track Record
of Execution
Financial Return

Sustained Execution
TaxACT Financial Performance
($ in millions)

•
Experienced management team lead by industry veterans
•
Proven online direct marketing capabilities
•
Consistent revenue growth and bottom line performance
$31.5
$40.6
$51.2
$59.6
$70.0
$77.6
$16.4
$22.3
$28.2
$30.1
$35.5
$37.6
FY2006 FY2007 FY2008 FY2009 FY2010 FY2011
Revenue EBITDA

Investment Highlights
•
Strong, near-term return on shareholder capital
•
Pro-forma non-GAAP earnings per share of $1.21
•
Positioned for future growth and investment
•
Strong, near-term return on shareholder capital
•
Pro-forma non-GAAP earnings per share of $1.21
•
Positioned for future growth and investment

Large, Growing
Market
TaxACT Well
Positioned
Track Record of
Execution
Financial
Return

Superior Return on Shareholder Capital

Adjusted EBITDA $37,809
Less – Cash Interest Expense (4,500)
(a)
Less – Cash Taxes
(650) (b)
Less – Capital Expenditures (500)
Levered Free Cash Flow $32,159
Cash from Parent $200,000
ROE 16.1%
(a) Interest expense estimated at $90.0 million of debt at a 5.0% interest rate
(b) Cash taxes estimated at 2.0% of earnings before income taxes excluding  non-recurring income and expense
($ in thousands; financial figures represent twelve months ending September 30, 2011)
• Transaction contemplates modest leverage (~ 2.5x LTM EBITDA); shareholders realize superior return on capital
• Infospace NOL meaningfully enhances ROE to shareholders (~ 50% on a pro forma basis)

Pro Forma
Combined
Revenue
$211,882 $78,093 $289,975
Adj. EBITDA
$34,721 $37,809 $72,530
% Margin 16.4% 48.4% 25.0%
Non-GAAP Net Income
$13,796 $31,798 $45,594
Non-GAAP EPS - Diluted
$0.36 $0.85 $1.21
Diluted Avg Shares
37,812 37,812 37,812
Compelling Pro Forma Financial Profile

Twelve months ending Sept. 30, 2011 ($ in Thousands)

Future Growth and Investment Potential
Future Steps for Value Creation

Revenue $290M
Adjusted EBITDA $73M
Search
Revenue: $212M
EBITDA $35M
TaxACT
Revenue: $78M
EBITDA: $38M
Estimated Cash at Close in Excess of $90M
1
2
3
Optimize and grow existing businesses
Identify areas for future investment
Disciplined consideration of follow-on M&A opportunities

Non-GAAP Financial Measures
Some measures presented for InfoSpace, Inc. ("InfoSpace") and 2 nd
Story Software, Inc. ("TaxACT") in this presentation are non-GAAP financial measures within the meaning of the SEC's Regulation
G. InfoSpace believes that presenting non-GAAP financial measures is useful to financial statement users because it describes InfoSpace and TaxAct operating performance, excluding some recurring and non-recurring charges that are included in the most directly comparable measures calculated and presented in accordance with
GAAP. InfoSpace management uses these non-GAAP measures as
important indicators of the Company's historical performance and in planning and forecasting future performance. The non-GAAP financial measures that InfoSpace presents may not be comparable to
similarly-named financial measures used by other companies, and financial statement users should not consider non-GAAP financial measures in isolation from, or a substitute for, financial information presented in compliance with GAAP. You are encouraged to review the reconciliation of non-GAAP financial measures to GAAP financial measures included in the following pages of this presentation and in
InfoSpace's filings with the SEC.

INSP TaxACT
Pro Forma
Combined
GAAP pro forma net income, including pro forma interest on debt and pro forma income taxes 13,798 $       16,487 $      30,285 $
Discontinued operations 11,579          -                11,579
Depreciation and amortization of intangible assets 9,480            752               10,232
Stock-based compensation 11,560          35                 11,595
Other loss (income), net, includes INSP's $19.0 million litigation settlement and TaxACT's $7.1 million in expenses related to the H&R Block failed transaction process
(19,125)         7,158            (11,967)
Pro forma adjustment for interest on debt -                 4,500            4,500
Pro forma income tax expense, calculated at 35% of pre-tax pro forma income 7,429            8,877            16,306
Adjusted pro forma EBITDA 34,721 $       37,809 $      72,530 $
InfoSpace, Inc.
Reconciliations of Non-GAAP Financial Measures to the Nearest Comparable GAAP Measure
Adjusted Pro Forma EBITDA Reconciliation
(Unaudited)
(Amounts in thousands)
12 Months Ended September 30, 2011

INSP TaxACT
Pro Forma
Combined
GAAP pro forma net income, including pro forma interest on debt and pro forma income taxes 13,798 $       16,487 $      30,285 $
Discontinued operations 11,579          -                11,579
Pro forma adjustment for legal settlement (18,965)         -                (18,965)
Pro forma adjustment for expenses incurred related to the H&R Block failed transaction process -                 7,083            7,083
Pro forma income from continuing operations net of non-recurring items 6,412            23,570         29,982
Pro forma non-cash income tax expense from pro forma income from continuing operations net of non-
recurring items, calculated at 35% of pre-tax pro forma income from continuing operations less 2%
alternative minimum tax
7,384            8,228            15,612
Pro forma non-GAAP net income 13,796 $       31,798 $      45,594 $
Income from continuing operations net of non-recurring items - diluted 0.17 $           0.62 $           0.79 $
Non-cash income tax expense from continuing operations net of non-recurring items - diluted 0.19 $           0.23 $           0.42 $
Pro forma non-GAAP net income per share - diluted 0.36 $           0.85 $           1.21 $
37,812          37,812         37,812
12 Months Ended September 30, 2011
InfoSpace, Inc.
Reconciliations of Non-GAAP Financial Measures to the Nearest Comparable GAAP Measure
Pro Forma Non-GAAP Net Income Reconciliation
(Unaudited)
(Amounts in thousands, except per share amounts)